      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 30, 1996

                                                      REGISTRATION NO. 333-02475
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------

                  JACOR COMMUNICATIONS, INC.                                              JCAC, INC.
    (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       --------------------------
                                                  --------------------------
          OHIO              31-0978313             FLORIDA             31-1461588
    (STATE OR OTHER           (I.R.S.          (STATE OR OTHER           (I.R.S.
    JURISDICTION OF          EMPLOYER          JURISDICTION OF          EMPLOYER
    INCORPORATION OR      IDENTIFICATION       INCORPORATION OR      IDENTIFICATION
     ORGANIZATION)             NO.)             ORGANIZATION)             NO.)

                                1300 PNC CENTER
                             201 EAST FIFTH STREET
                             CINCINNATI, OHIO 45202
                                 (513) 621-1300
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                         ------------------------------

                              R. CHRISTOPHER WEBER
                           JACOR COMMUNICATIONS, INC.
                                1300 PNC CENTER
                             201 EAST FIFTH STREET
                             CINCINNATI, OHIO 45202
                                 (513) 621-1300
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                         ------------------------------

                          COPIES OF COMMUNICATIONS TO:

  RICHARD G. SCHMALZL, ESQ.       GREGG A. NOEL,
   GRAYDON, HEAD & RITCHEY             ESQ.
   1900 FIFTH THIRD CENTER        SKADDEN, ARPS,
    CINCINNATI, OHIO 45202       SLATE, MEAGHER &
        (513) 621-6464                 FLOM
                                 300 SOUTH GRAND
                                  AVENUE, SUITE
                                       3400
                                   LOS ANGELES,
                                 CALIFORNIA 90071
                                  (213) 687-5000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 333-02475 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF CINCINNATI, STATE OF OHIO ON THIS 30TH DAY OF MAY 1996.


                                          JACOR COMMUNICATIONS, INC.


                                          BY: /s/ JON M. BERRY

                                             -----------------------------------

                                              Jon M. Berry


                                              SENIOR VICE PRESIDENT AND
                                              TREASURER



    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS AMENDMENT NO. 2 TO REGISTRATION STATEMENT NO. 333-02475 HAS BEEN SIGNED ON MAY 30, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.



Principal Executive Officer:         Principal Financial and Accounting
                                     Officer:

                   /s/ RANDY              /s/ R. CHRISTOPHER WEBER*
             MICHAELS*
- -----------------------------------  -----------------------------------
          Randy Michaels                    R. Christopher Weber
   PRESIDENT, CO-CHIEF OPERATING        SENIOR VICE PRESIDENT, CHIEF
       OFFICER AND DIRECTOR            FINANCIAL OFFICER AND SECRETARY

                /s/ ROBERT L.               /s/ ROD F. DAMMEYER*
             LAWRENCE*
- -----------------------------------  -----------------------------------
        Robert L. Lawrence                     Rod F. Dammeyer
  CO-CHIEF OPERATING OFFICER AND                  DIRECTOR
             DIRECTOR

                 /s/ SHELI Z.               /s/ F. PHILIP HANDY*
            ROSENBERG*
- -----------------------------------  -----------------------------------
        Sheli Z. Rosenberg                     F. Philip Handy
     BOARD CHAIR AND DIRECTOR                     DIRECTOR

                 /s/ JOHN W.                   /s/ MARC LASRY*
            ALEXANDER*
- -----------------------------------  -----------------------------------
         John W. Alexander                       Marc Lasry
             DIRECTOR                             DIRECTOR



*By: Jon M. Berry as attorney-in-fact,
    pursuant to a power of attorney
    previously filed.

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT FILE NO. 333-02475, AND AMENDMENT NO. 2 THERETO, TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF CINCINNATI, STATE OF OHIO ON THIS 30TH DAY OF MAY 1996.


                                          JCAC, INC.


                                          By:          /s/ JON M. BERRY


                                             -----------------------------------

                                              Jon M. Berry


                                              SENIOR VICE PRESIDENT, TREASURER
                                              AND SECRETARY


                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW HEREBY CONSTITUTES AND APPOINTS R. CHRISTOPHER WEBER AND JON M. BERRY, OR EITHER OF THEM, AS SUCH SIGNATORY'S TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, FOR SUCH SIGNATORY AND IN SUCH SIGNATORY'S NAME, PLACE AND STEAD, IN ANY AND ALL CAPACITIES, TO SIGN ANY OR ALL AMENDMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS) TO THIS REGISTRATION STATEMENT (AND TO ANY REGISTRATION STATEMENT FILED PURSUANT TO RULE 462 UNDER THE SECURITIES ACT), AND TO FILE THE SAME, WITH ALL EXHIBITS THERETO, AND ALL DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT AND AGENTS, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE FOREGOING, AS FULLY AS TO ALL INTENTS AND PURPOSES AS SUCH SIGNATORY MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, OR ANY OF THEM, OR THEIR OR HIS SUBSTITUTE OR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT, AND AMENDMENT NO. 2 THERETO, HAS BEEN SIGNED ON MAY 30, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED.



Principal Executive Officer:         Principal Financial and Accounting
                                     Officer:

                   /s/ RANDY              /s/ R. CHRISTOPHER WEBER*
             MICHAELS*
- -----------------------------------  -----------------------------------
          Randy Michaels                    R. Christopher Weber
             PRESIDENT                SENIOR VICE PRESIDENT, ASSISTANT
                                           SECRETARY AND DIRECTOR

                   /s/ JON M.
               BERRY
- -----------------------------------
           Jon M. Berry
             DIRECTOR




*By: Jon M. Berry as attorney-in-fact,
    pursuant to a power of attorney
    previously filed.

                             INDEX TO EXHIBITS


                                                                                         SEQUENTIALLY
 EXHIBIT                                                                                 NUMBERED
  NUMBER                              DESCRIPTION OF EXHIBIT                               PAGE
- ----------  ---------------------------------------------------------------------------  ---------

    1.1     Form of Underwriting Agreement.

    2.1     Agreement  and  Plan  of  Merger  dated  February  12,  1996  (the  "Merger      *
              Agreement") among  Citicasters  Inc.,  Jacor  Communications,  Inc.  (the
              "Registrant")  and  JCAC,  Inc.  ("JCAC")  Incorporated  by  reference to
              Exhibit 2.1 to the Registrant's Current Report on Form 8-K dated February
              27, 1996.

    2.2     Stockholders Agreement dated February 12, 1996 among the Registrant,  JCAC,      *
              Inc.,  Great American Insurance  Company, American Financial Corporation,
              American Financial  Enterprises,  Inc.,  Carl H.  Lindner,  The  Carl  H.
              Lindner  Foundation and  S. Craig  Lindner. Incorporated  by reference to
              Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated February
              27, 1996.

    2.3     Jacor Shareholders Agreement dated February 12, 1996 among Citicasters Inc.      *
              and Zell/ Chilmark Fund L.P. Incorporated by reference to Exhibit 2.3  to the Registrant's Current Report on Form 8-K dated February 27, 1996.

    2.4     Escrow  Agreement among the Registrant, Citicasters Inc. and PNC Bank dated     **
              March 13, 1996.

    2.5     Irrevocable Letter of  Credit, Banque Paribas,  Chicago Branch dated  March     **
              13, 1996.

    2.6     Letter  of Credit and Reimbursement Agreement by and between the Registrant     **
              and Banque Paribas dated March 13, 1996.

    2.7     Form of Employment Continuation Agreement (executive officer form)  between      *
              Citicasters   Inc.  and  [executive  officer]  (referred  to  as  exhibit
              6.6(c)(i) in Merger Agreement). Incorporated by reference to Exhibit  2.5 to the Registrant's Current Report on Form 8-K dated February 27, 1996.

    2.8     Form   of  Employment  Continuation  Agreement  (management  form)  between      *
              Citicasters Inc.  and [manager]  (referred to  as exhibit  6.6(c)(ii)  in
              Merger  Agreement).  Incorporated  by  reference to  Exhibit  2.6  to the
              Registrant's Current Report on Form 8-K dated February 27, 1996.

    2.9     Form of Warrant Agreement between  the Registrant, and KeyCorp  Shareholder      *
              Services,  Inc., as warrant  agent (referred to as  exhibit 3.1 in Merger
              Agreement). Incorporated by reference to Exhibit 2.7 to the  Registrant's
              Current Report on Form 8-K dated February 27, 1996.

    2.10    Stock  Purchase and Stock Warrant Redemption Agreement dated as of February      *
              20, 1996  among the  Registrant, Prudential  Venture Partners  II,  L.P.,
              Northeast  Ventures, II, John  T. Lynch, Frank  A. DeFrancesco, Thomas R.
              Jiminez, William  R. Arbenz,  CIHC,  Incorporated, Bankers  Life  Holding
              Corporation  and Noble Broadcast Group, Inc. ("Noble") (omitting exhibits not deemed material  or filed separately  in executed form).  [Prudential and  Northeast  are  sometimes  referred to  hereafter  as  the  "Class A
              Shareholders"; Lynch, DeFrancesco,  Jiminez and  Arbenz as  the "Class  B
              Shareholders";  and  CIHC  and  Bankers  Life  as  the  Warrant Sellers.]
              Incorporated by  reference to  Exhibit 2.1  to the  Registrant's  Current
              Report on Form 8-K dated March 6, 1996, as amended.

    2.11    Investment  Agreement dated as  of February 20,  1996 among the Registrant,      *
              Noble  and  the  Class  B  Shareholders  (omitting  exhibits  not  deemed material).  Incorporated by reference to  Exhibit 2.2 to the Registrant's
              Current Report on Form 8-K dated March 6, 1996, as amended.

                                                                                         SEQUENTIALLY
 EXHIBIT                                                                                 NUMBERED
  NUMBER                              DESCRIPTION OF EXHIBIT                               PAGE
- ----------  ---------------------------------------------------------------------------  ---------
    2.12    Warrant to Purchase Class A Common Stock of Noble issued to the Registrant.      *
              Incorporated by  reference to  Exhibit 2.3  to the  Registrant's  Current
              Report on Form 8-K dated March 6, 1996, as amended.

    2.13    Indemnification  and Escrow Agreement  dated as of  February 20, 1996 among      *
              the  Registrant,  Noble,   the  Class   A  Shareholders,   the  Class   B
              Shareholders, the Warrant Sellers, The Fifth Third Bank and Conseco, Inc.
              Incorporated  by  reference to  Exhibit 2.4  to the  Registrant's Current
              Report on Form 8-K dated March 6, 1996, as amended.

    2.14    Stock Escrow and Security Agreement dated as of February 20, 1996 among the      *
              Registrant, Noble, the Class B Shareholders, Philip H. Banks, as trustee, and The Fifth Third Bank, as  escrow agent (omitting exhibits not  deemed material or filed separately in executed form). Incorporated by reference to Exhibit 2.5 to the Registrant's Current Report on Form 8-K dated March
              6, 1996, as amended.

    2.15    Trust   Agreement  dated  as  of  February  20,  1996  among  the  Class  B      *
              Shareholders  and  their  spouses,  and  Philip  H.  Banks,  as  trustee.
              Incorporated  by  reference to  Exhibit 2.6  to the  Registrant's Current
              Report on Form 8-K dated March 6, 1996, as amended.

    2.16    Registration Rights Agreement  dated as  of February 20,  1996 between  the      *
              Registrant  and Noble.  Incorporated by reference  to Exhibit  2.7 to the
              Registrant's Current Report on Form 8-K dated March 6, 1996, as amended.

    2.17    Asset Purchase Agreement  dated as  of February 20,  1996 among  Chesapeake      *
              Securities, Inc. (a Registrant subsidiary), Noble Broadcast of San Diego,
              Inc., Sports Radio, Inc. and Noble Broadcast Center, Inc. Incorporated by
              reference  to Exhibit 2.7 to the  Registrant's Current Report on Form 8-K
              dated March 6, 1996, as amended.

    2.18    Jacor--CMM Limited  Partnership  Agreement  of  Limited  Partnership  dated      *
              January  1, 1994, by and between Jacor Cable, Inc., Up Your Ratings, Inc.
              and the  Registrant. Incorporated  by  reference to  Exhibit 2.2  of  the
              Registrant's Annual Report on Form 10-K dated March 30, 1995.

    2.19    Amendment  No.  1 to  Jacor--CMM Limited  Partnership Agreement  of Limited      *
              Partnership dated July  22, 1994, by  and between Jacor  Cable, Inc.,  Up
              Your  Ratings, Inc.  and the Registrant  to amend  the Jacor--CMM Limited
              Partnership Agreement  of  Limited  Partnership dated  January  1,  1994.
              Incorporated  by  reference to  Exhibit  2.3 of  the  Registrant's Annual
              Report on Form 10-K dated March 30, 1995.

    2.20    Amendment No.  2 to  Jacor--CMM Limited  Partnership Agreement  of  Limited      *
              Partnership  with an effective date as of January 1, 1994, by and between
              Jacor Cable, Inc., Up Your Ratings, Inc. and the Registrant to amend  the
              Jacor--CMM  Limited  Partnership Agreement  of Limited  Partnership dated
              January 1,  1994.  Incorporated  by  reference  to  Exhibit  2.4  of  the
              Registrant's Annual Report on Form 10-K dated March 30, 1995.

    3.1     Articles of Incorporation of JCAC, Inc.                                         ***

    3.2     By-Laws of JCAC, Inc.                                                           ***

    4.1     Specimen Common Stock Certificate. Incorporated by reference to Exhibit 2.1      *
              to the Registrant's Form 8-A, dated January 12, 1993.

    4.2     Credit  Agreement dated as of February  20, 1996, among the Registrant, the      *
              Banks named therein,  Banque Paribas,  as Agent, and  The First  National
              Bank  of  Boston and  Bank of  America  Illinois, as  Co-Agents (omitting exhibits not  deemed  material or  filed  separately in  executed  form).
              Incorporated  by  reference to  Exhibit 4.1  to the  Registrant's Current
              Report on Form 8-K dated March 6, 1996, as amended.

                                                                                         SEQUENTIALLY
 EXHIBIT                                                                                 NUMBERED
  NUMBER                              DESCRIPTION OF EXHIBIT                               PAGE
- ----------  ---------------------------------------------------------------------------  ---------
    4.3     Revolving A Note in favor of Banque  Paribas by the Registrant dated as  of      *
              February  20, 1996. (1)  Incorporated by reference to  Exhibit 4.2 to the
              Registrant's Current Report on Form 8-K dated March 6, 1996, as amended.

    4.4     Revolving B Note in favor of Banque  Paribas by the Registrant dated as  of      *
              February  20, 1996. (1)  Incorporated by reference to  Exhibit 4.3 to the
              Registrant's Current Report on Form 8-K dated March 6, 1996, as amended.

    4.5     Security Agreement  dated as  of February  20, 1996  among the  Registrant,      *
              Banque  Paribas,  as  Agent, for  itself,  the Co-Agents  and  the Banks.
              Incorporated by  reference to  Exhibit 4.4  to the  Registrant's  Current
              Report on Form 8-K dated March 6, 1996, as amended.

    4.6     Pledge Agreement dated as of February 20, 1996 among the Registrant, Banque      *
              Paribas,  as Agent, for itself, the Co-Agents and the Banks. Incorporated by reference to Exhibit  4.5 to the Registrant's  Current Report on  Form
              8-K dated March 6, 1996, as amended.

    4.7     Trademark  Security  Agreement  dated as  of  February 20,  1996  among the      *
              Registrant, Banque Paribas, as Agent,  for itself, the Co-Agents and  the
              Banks.  Incorporated  by reference  to  Exhibit 4.6  to  the Registrant's
              Current Report on Form 8-K dated March 6, 1996, as amended.

    4.8     Subsidiary Guaranty dated as of February 20, 1996, by various  subsidiaries      *
              of  the Registrant in favor of Banque  Paribas, as Agent, for itself, the
              Co-Agents and the Banks. (2) Incorporated by reference to Exhibit 4.7  to the  Registrant's  Current Report  on Form  8-K dated  March 6,  1996, as amended.

    4.9     Subsidiary Security Agreement  dated as  of February 20,  1996, by  various      *
              Company  subsidiaries in favor  of Banque Paribas,  as Agent, for itself, the Co-Agents and the Banks (omitting exhibits not deemed material).  (2)
              Incorporated  by  reference to  Exhibit 4.8  to the  Registrant's Current
              Report on Form 8-K dated March 6, 1996, as amended.

    4.10    Primary Pledge Agreement  dated as  of February 20,  1996 among  Chesapeake      *
              Securities,  Inc.  (a subsidiary  of the  Registrant), Banque  Paribas as
              Agent, for  itself, the  Co-Agents  and the  Banks. (3)  Incorporated  by
              reference  to Exhibit 4.9 to the  Registrant's Current Report on Form 8-K
              dated March 6, 1996, as amended.

    4.11    Secondary Pledge  Agreement  dated as  of  February 20,  1996  between  the      *
              Registrant   and  Chesapeake  Securities,  Inc.   (a  subsidiary  of  the
              Registrant). (4)  Incorporated  by  reference  to  Exhibit  4.10  to  the
              Registrant's Current Report on Form 8-K dated March 6, 1996, as amended.

    4.12    Subsidiary  Trademark Agreement dated  as of February  20, 1996 among Jacor      *
              Broadcasting of Tampa  Bay, Inc.,  Jacor Broadcasting  of Atlanta,  Inc.,
              Jacor Broadcasting Corporation and Jacor Broadcasting of Florida, Inc. in
              favor  of  Banque Paribas  as Agent,  for itself,  the Co-Agents  and the
              Banks. Incorporated  by reference  to Exhibit  4.11 to  the  Registrant's
              Current Report on Form 8-K dated March 6, 1996, as amended.

    4.13    Deed  to Secure Debt and Security Agreement, dated as of February 20, 1996,      *
              by and between Jacor Broadcasting of Atlanta, Inc. and Banque Paribas, as
              Agent. Incorporated  by reference  to Exhibit  4.12 to  the  Registrant's
              Current Report on Form 8-K dated March 6, 1996, as amended.

                                                                                         SEQUENTIALLY
 EXHIBIT                                                                                 NUMBERED
  NUMBER                              DESCRIPTION OF EXHIBIT                               PAGE
- ----------  ---------------------------------------------------------------------------  ---------
    4.14    Deed  of  Trust and  Security  Agreement, dated  as  of February  20, 1996,      *
              between Jacor Broadcasting of  Colorado, Inc. and  the Public Trustee  in
              the  County  of  Weld and  the  State  of Colorado.  (6)  Incorporated by
              reference to Exhibit 4.13 to the Registrant's Current Report on Form  8-K
              dated March 6, 1996, as amended.

    4.15    Open-End  Mortgage, Assignment of Rents  and Leases and Security Agreement,      *
              dated February 20,  1996, by and  between Jacor Broadcasting  Corporation and  Banque Paribas, as  Agent. (7) Incorporated  by reference to Exhibit
              4.14 to the Registrant's Current Report on Form 8-K dated March 6,  1996, as amended.

    4.16    Open-End  Mortgage, Assignment of  Rents and Leases  and Security Agreement      *
              dated as of February 20, 1996,  by Jacor Broadcasting of Tampa Bay,  Inc.
              in  favor of Banque  Paribas, as Agent. (8)  Incorporated by reference to
              Exhibit 4.15 to the Registrant's Current  Report on Form 8-K dated  March
              6, 1996, as amended.

    4.17    Deed  of  Trust and  Security Agreement,  Assignment  of Leases,  Rents and      *
              Profits, Financing  Statement  and  Fixture  Filing  made  by  Chesapeake
              Securities,  Inc. for the Benefit of Banque  Paribas as Agent dated as of
              February 20,  1996. Incorporated  by  reference to  Exhibit 4.16  to  the
              Registrant's Current Report on Form 8-K dated March 6, 1996, as amended.

    4.18    Second Consolidated Amended and Restated Intercompany Demand Note issued to      *
              the  Company  by  various  subsidiaries of  the  Registrant  dated  as of
              February 20, 1996. (5) Incorporated by  reference to Exhibit 4.17 to  the
              Registrant's Current Report on Form 8-K dated March 6, 1996, as amended.

    4.19    Second  Amended and Restated Intercompany  Security Agreement and Financing      *
              Statement dated as of  February 20, 1996 by  various subsidiaries of  the
              Registrant  in  favor  of  the  Company  (omitting  exhibits  not  deemed
              material).  (2)  Incorporated  by  reference  to  Exhibit  4.18  to   the
              Registrant's Current Report on Form 8-K dated March 6, 1996, as amended.

    4.20(+) Restricted  Stock Agreement dated  as of June  23, 1993 by  and between the      *
              Registrant and Rod F. Dammeyer. (9) Incorporated by reference to  Exhibit
              4.2  to the Registrant's  Quarterly Report on Form  10-Q dated August 13,
              1993.

    4.21(+) Stock Option Agreement dated as of June 23, 1993 between the Registrant and      *
              Rod F. Dammeyer covering 10,000 shares of the Registrant's common  stock.
              (10)  Incorporated  by  reference  to  Exhibit  4.3  to  the Registrant's
              Quarterly Report on Form 10-Q dated August 13, 1993.

    4.22(+) Stock Option Agreement dated as of December 15, 1994 between the Registrant      *
              and Rod  F. Dammeyer  covering 5,000  shares of  the Registrant's  common stock. (11) Incorporated by reference to Exhibit 4.23 to the Registrant's
              Quarterly Report on Form 10-Q dated August 13, 1993.

    4.23    Form of Indenture for Notes.

    5.1     Form of Opinion of Graydon, Head & Ritchey.

   10.1     Credit  Agreement dated  as of February  20, 1996  among Broadcast Finance,
              Inc. (a Regis-trant  subsidiary), Noble Broadcast  Group, Inc. and  Noble
              Broadcast  Holdings, Inc. (omitting exhibits not deemed material or filed separately in executed form). Incorporated  by reference to Exhibit  10.1 to  the Registrant's Current Report  on Form 8-K dated  March 6, 1996, as amended.

                                                                                         SEQUENTIALLY
 EXHIBIT                                                                                 NUMBERED
  NUMBER                              DESCRIPTION OF EXHIBIT                               PAGE
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   10.2     Subsidiary Guaranty dated  as of February  20, 1996 in  favor of  Broadcast      *
              Finance,  Inc.  by  Noble  Broadcast  Center,  Inc.,  Noble  Broadcast of
              Colorado, Inc., Noble Broadcast  of St. Louis,  Inc., Noble Broadcast  of
              Toledo, Inc., Nova Marketing Group, Inc., Noble Broadcast Licenses, Inc.,
              Noble  Broadcast of San Diego, Inc.,  Sports Radio, Inc. and Sports Radio
              Broadcasting, Inc.  Incorporated  by reference  to  Exhibit 10.2  to  the
              Registrant's Current Report on Form 8-K dated March 6, 1996, as amended.
   10.3     Term Note in the amount of $40,000,000 by Noble Broadcast Holdings, Inc. in      *
              favor  of  Broadcast  Finance,  Inc.  dated  as  of  February  20,  1996.
              Incorporated by reference  to Exhibit  10.3 to  the Registrant's  Current
              Report on Form 8-K dated March 6, 1996, as amended.
   10.4     Revolving  Note in  the amount of  $1,000,000 by  Noble Broadcast Holdings,      *
              Inc. in favor of Broadcast Finance,  Inc. dated as of February 20,  1996.
              Incorporated  by reference  to Exhibit  10.4 to  the Registrant's Current
              Report on Form 8-K dated March 6, 1996, as amended.
   10.5(+)  Jacor  Communications,  Inc.  1993  Stock  Option  Plan.  Incorporated   by      *
              reference to Exhibit 99 to the Quarterly Report on Form 10-Q dated August
              13, 1993.
   10.6(+)  Jacor  Communications, Inc. 1995 Employee Stock Purchase Plan. Incorporated      *
              by reference to Exhibit 4.01 to  the Registration Statement on Form  S-8,
              filed on November 9, 1994.
      (12)  Computation of Ratios of Earnings to Fixed Charges.                             ***
   23.1     Consent of Coopers & Lybrand L.L.P.                                             ***
   23.2     Consent of Ernst & Young LLP.                                                   ***
   23.3     Consent of Price Waterhouse LLP.                                                ***
   23.4     Consent of Graydon, Head & Ritchey (included in opinion of counsel filed as
              Exhibit 5.1).
   24.1     Powers of Attorney of directors and officers of the Registrant signing this     ***
              Registration Statement.
   24.2     Powers  of  Attorney  of  directors  and  officers  of  JCAC  signing  this     ***
              Registration Statement, included on the signature pages hereto.
   25       Statement of Eligiblity of First  Trust of Illinois, National  Association,
              as Trustee
   27.1     Financial Data Schedule of the Registrant. Incorporated by reference to the      *
              Registrants  Annual Report on  Form 10-K for the  year ended December 31,
              1995, as amended.
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(*)        Incorporated by reference.
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(**)       To be filed by Amendment.
(***)      Previously filed.
(+)        Management Contracts and Compensatory Arrangements.
 (1)       Identical Notes were issued by the Company in favor of the following Banks:
           The First National Bank of Boston
           Bank of America Illinois
           Bank of Montreal
           The Bank of New York
           The Bank of Nova Scotia
           CIBC, Inc.
           First Bank
           Society National Bank
           Union Bank
           The aggregate principal amount of Revolving A Notes is $190 million. The aggregate principal amount of the Revolving B Notes is $110 million.
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 (2)       Executed by the following subsidiaries of the Registrant:
           Jacor Broadcasting of Florida, Inc.
           Jacor Broadcasting of Atlanta, Inc.
           Jacor Broadcasting of Knoxville, Inc.
           Jacor Broadcasting of Colorado, Inc.
           Jacor Broadcasting of Tampa Bay, Inc.
           Jacor Broadcasting of St. Louis, Inc.
           Jacor Cable, Inc.
           Georgia Network Equipment, Inc.
           Jacor Broadcasting Corporation
           Broadcast Finance, Inc.
           Chesapeake Securities, Inc.
           OIA Broadcasting L.L.C.
 (3)       An identical Primary Pledge Agreement was executed by Jacor Broadcasting of Atlanta,
           Inc.
 (4)       An identical Secondary Pledge Agreement was executed by Jacor Broadcasting of Atlanta,
           Inc.
 (5)       Such notes were issued by the subsidiaries of the Registrant identified in (2) above.
 (6)       A substantially similar document was entered into by Jacor Broadcasting of Colorado,
           Inc. relating to real property located in Douglas County, Colorado.
 (7)       A substantially similar document was entered into by Jacor Broadcasting Corporation relating to real property located in Hamilton County, Ohio.
 (8)       Substantially similar documents were entered into by Jacor of Tampa Bay, Inc. relating to real property located in Manatee County, Florida and by Jacor Broadcasting of
           Florida relating to real property located in Duval County, Florida and St. Johns
           County, Florida.
 (9)       Substantially identical documents were entered into with John W. Alexander, F. Philip
           Handy and Marc Lasry covering 20,000, 30,000 and 10,000 shares of common stock, respectively.
(10)       Identical documents were entered into with John W. Alexander, F. Philip Handy and Marc
           Lasry.
(11)       Identical documents were entered into with John W. Alexander, F. Philip Handy, Marc
           Lasry and Sheli Z. Rosenberg.
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